UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 16, 2009

Consolidated-Tomoka Land Co.

(Exact name of registrant as specified in its charter)

Florida (State or other jurisdiction of incorporation)	001-11350 (Commission File Number)	59-0483700 (IRS Employer Identification No.)
	1530 Cornerstone Boulevard, Suite 100 Daytona Beach, Florida (Address of principal executive offices)	32117 (Zip Code)
Registrant’s telephone number, including area code: (386) 274-2202
Not Applicable (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K, July 16, 2009
CONSOLIDATED-TOMOKA LAND CO.
COMMISSION FILE NO. 001-11350
EMPLOYER ID NO. 59-0483700

Item 2.02. Results of Operations and Financial Condition.

On July 16, 2009, Consolidated-Tomoka Land Co., a Florida Corporation, issued a press release relating to the Company’s earnings for 2009's second quarter, and six-months ended June 30, 2009.  A copy of the press release is furnished as an exhibit to this report.

Item 9.01. Financial Statements and Exhibits

The following exhibit is furnished herewith pursuant to Item 2.02 of this Report and shall not be deemed to be “filed” for any purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

    ( d ) Exhibits.

      99.1 Press Release issued July 16, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CONSOLIDATED-TOMOKA LAND CO.

Date: July 16, 2009	/S/Bruce W. Teeters_
Bruce W. Teeters, Senior Vice President - Finance and Treasurer
Chief Financial Officer